                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 1999


                           PREMIUM RESTAURANT COMPANY
             (Exact name of registrant as specified in its charter)


           MINNESOTA                    0-16348                41-1564262
 (State or other jurisdiction         (Commission           (I.R.S. Employer
       of incorporation)             File Number)          Identification No.)



                              5555 West 78th Street
                                 Edina, MN 55439
              (Address of principal executive offices and zip code)


                                 (612) 941-0108
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name of former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On March 18, 1999, the Company sold its remaining full-service restaurant to the Company's president for $400,000.

In July 1998, the Company closed one of its full-service restaurants; in September 1998, the Company sold one of its full-service restaurants; and in November 1998, the Company sold an additional full-service restaurant. The restaurant that was closed in July 1998 is located in Madison, Wisconsin; the restaurant sold in September 1998 is located in Eden Prairie, Minnesota; the restaurant sold in November 1998 is located in Edina, Minnesota; and the restaurant sold in March 1999 is located in St. Paul, Minnesota.

The historical consolidated financial statements reflect the completed transactions for the closure of the restaurant in July 1998, the sale of the restaurant sold in September 1998 and the sale of the restaurant in November 1998. The unaudited pro forma condensed consolidated financial statements reflect the completed transaction for the sale of the restaurant sold in March 1999. On a pro forma basis, the sale of the restaurant sold in March 1999 generated cash proceeds of $400,000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Not applicable

(b)    PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial statements are filed with this report:

Pro Forma Condensed Consolidated Balance Sheet as at December 27, 1998.............. Page F-1
Pro Forma Condensed Consolidated Statements of Operations:
   Fifty-two weeks ended June 28, 1998.............................................. Page F-2
   Twenty-six weeks ended December 27, 1998......................................... Page F-3

The unaudited pro forma condensed consolidated financial statements set forth, for the periods and at the dates indicated, summarized unaudited pro forma condensed consolidated financial information for Premium Restaurant Company. This information is derived from the historical consolidated financial statements and notes thereto and reflects (a) the condensed consolidated balance sheet as of December 27, 1998 as if the sale had occurred on December 27, 1998,
(b) the condensed consolidated results of operations for the fifty-two weeks ended June 28, 1998 as if the sale had occurred on June 29, 1997 and (c) the condensed consolidated results of operations for the twenty-six weeks ended December 27, 1998 as if the sale had occurred on June 28, 1998.

The pro forma condensed consolidated financial statements reflect the recognition of the estimated effect of the closure of the full-service restaurant in July 1998, the sale of the full-service restaurant sold in September 1998, the sale of the full-service restaurant sold in November 1998, and the sale of the last full-service restaurant in March 1999. The net gain on the sale of certain assets related to these restaurants is not reflected in the unaudited pro forma condensed consolidated statement of operations for the twenty-six weeks ended December 27, 1998 and for the fifty-two weeks ended June 28, 1998. In addition, in accordance with the rules and regulations of the Securities and Exchange Commission, interest income on the cash proceeds from the sale of the full-service restaurants has not been reflected in the unaudited pro forma condensed consolidated statement of operations for the twenty-six weeks ended December 27, 1998 and for the fifty-two weeks ended June 28, 1998.

Assumptions underlying the pro forma adjustments are described in the accompanying notes which should be read in conjunction with the unaudited pro forma condensed consolidated financial statements. These financial statements should also be read in conjunction with the historical financial statements of Premium Restaurant Company and notes thereto. Actual adjustments may differ from the pro forma adjustments presented herein. The pro forma financial statements do not purport to be indicative of the actual results of operations which would have occurred had the four full-service restaurants been closed or sold as of June 28, 1998 or as of June 29, 1997 or the future results of operations which may be obtained.

(c)    EXHIBITS. Not applicable




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PREMIUM RESTAURANT COMPANY


Date:  April 1, 1999                     /s/Phillip R. Danford
                                         ---------------------
                                         Phillip R. Danford
                                         President

                                         /s/Scott P. McGuire
                                         ---------------------
                                         Scott P. McGuire
                                         Vice President of Finance

                   PREMIUM RESTAURANT COMPANY AND SUBSIDIARY
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)
                              DECEMBER 27, 1998


                                                                              Pro Forma Adjustments
                                                                              ---------------------
                                                                          Sale of One
 ASSETS                                                                   Full-Service
                                                        Historical       Restaurant (a)        Other (b)         Pro Forma
                                                     -------------   --------------------    ------------      -------------
 CURRENT ASSETS
 Cash                                                $    472,378         $       -           $ 400,000        $   872,378
 Receivables                                               22,415                 -                  -              22,415
 Current portion of notes receivable                       37,936                 -                  -              37,936
 Inventories                                               47,267             16,606                 -              30,661
 Prepaid expenses and other current assets                182,407             11,815                 -             170,592
                                                     ------------         ----------          ---------        -----------
             Total current assets                         762,403             28,421            400,000          1,133,982
 PROPERTY AND EQUIPMENT, net                            2,039,836              5,068                 -           2,034,768
 NOTES RECEIVABLE, less current portion                    92,731                 -                  -              92,731
 DEFERRED FINANCING COSTS                                  80,443                 -                  -              80,443
                                                     ------------         ----------          ---------        -----------


                                                     $  2,975,413         $   33,489          $ 400,000        $ 3,341,924
                                                     ------------         ----------          ---------        -----------

 LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
 CURRENT LIABILITIES

 Current maturities of long-term
    Obligations                                       $   938,366         $       -           $      -         $   938,366
 Accounts payable                                         865,221                 -                  -             865,221
 Accrued liabilities                                      713,936                 -                  -             713,936
                                                     ------------         ----------          ---------        -----------
             Total current liabilities                  2,517,523                 -                  -           2,517,523

 LONG-TERM OBLIGATIONS, less current
   maturities                                             651,606                 -                  -             651,606
 OTHER LONG-TERM LIABILITIES                              140,785                 -                  -             140,785
 SHAREHOLDER'S EQUITY (DEFICIT)
 Common stock                                              18,502                 -                  -              18,502
 Additional paid-in capital                             5,537,344                 -                  -           5,537,344
 Accumulated deficit                                   (5,890,347)            33,489            400,000         (5,523,836)
                                                     ------------         ----------          ---------        -----------
                                                         (334,501)            33,489            400,000             32,010
                                                     ------------         ----------          ---------        -----------
                                                     $  2,975,413         $   33,489          $ 400,000        $ 3,341,924
                                                     ------------         ----------          ---------        -----------
                                                     ------------         ----------          ---------        -----------


     Notes:

     (a) To eliminate certain assets related to the full-service restaurant sold in March 1999 and included in the consolidated balance sheet of Premium Restaurant Company as of December 27, 1998.

     (b) To reflect the cash proceeds received from the sale of the full-service restaurant sold in March 1999.

                     PREMIUM RESTAURANT COMPANY AND SUBSIDIARY
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                    (UNAUDITED)
                    FOR THE FIFTY-TWO WEEKS ENDED JUNE 28, 1998


                                                                                   Pro Forma Adjustments
                                                                                   ---------------------
                                                                                Sale/Closure of        Sale of One
                                                                               Three Full-Service     Full-Service
                                                             Historical           Restaurants(a)       Restaurant(b)      Pro Forma
                                                             ----------           --------------       -------------      ---------
Sales
 Full-service restaurants                                   $  9,677,065           $  4,414,014       $  2,064,883     $  3,198,168
 Bagel bakeries                                                2,780,917                     -                  -         2,780,917
                                                            ------------           ------------       ------------     ------------
          Total sales                                         12,457,982              4,414,014          2,064,883        5,979,085

Cost of food and beverage                                      3,971,327              1,395,337            626,808        1,949,182
                                                            ------------           ------------       ------------     ------------
   Gross profit                                                8,486,655              3,018,677          1,438,075        4,029,903

Operating expenses (income)
 Labor and benefits                                            4,553,493              1,561,851            716,247        2,275,395
 Direct and occupancy                                          5,226,403              1,438,381            566,603        3,221,419
 General and administrative                                    1,190,857                 54,510              9,300        1,127,047
 Write-down of impaired assets                                    90,732                     -                  -            90,732
 Gain on sale of restaurants                                  (1,076,342)                    -                  -        (1,076,342)
 Loss on closure of bagel bakery                                  63,039                     -                  -            63,039
                                                            ------------           ------------       ------------     ------------
                                                              10,048,182              3,054,742          1,292,150        5,701,290
                                                            ------------           ------------       ------------     ------------
   Earnings (loss) from operations                            (1,561,527)               (36,065)           145,925       (1,671,387)

Other income (expense)
 Interest expense                                               (241,759)               (55,662)                -          (186,097)
 Investment income                                                23,880                     -                  -            23,880
 Other, net                                                        6,534                  1,721                 -             4,813
                                                            ------------           ------------       ------------     ------------
                                                                (211,345)               (53,941)                -          (157,404)
                                                            ------------           ------------       ------------     ------------
    Earnings (loss) before income taxes                       (1,772,872)               (90,006)           145,925       (1,828,791)

Income taxes                                                      (7,349)                    -                  -            (7,349)
                                                            ------------           ------------       ------------     ------------
    Net earnings (loss)                                     $ (1,780,221)          $    (90,006)      $    145,925     $ (1,836,140)
                                                            ------------           ------------       ------------     ------------
Net earnings (loss) per share-basic and diluted             $      (1.81)          $      (0.09)      $       0.15     $      (1.86)
                                                            ------------           ------------       ------------     ------------
                                                            ------------           ------------       ------------     ------------

Weighted average number of shares outstanding
during the period-basic and diluted                              985,771                985,771            985,771          985,771
                                                            ------------           ------------       ------------     ------------
                                                            ------------           ------------       ------------     ------------


     Notes:

     (a) To reflect the decrease in sales and costs and expenses for the fifty-two weeks ended June 28, 1998 related to the operations of the full-service restaurant closed in July 1998, the full-service restaurant sold in September 1998 and the full-service restaurant sold in November 1998.

     (b) To reflect the decrease in sales and costs and expenses for the fifty-two weeks ended June 28, 1998 related to the operations of the full-service restaurant sold in March 1999.

                     PREMIUM RESTAURANT COMPANY AND SUBSIDIARY
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                    (UNAUDITED)
                   FOR THE THIRTEEN WEEKS ENDED DECEMBER 27, 1998


                                                                            Pro Forma Adjustments
                                                                            ---------------------
                                                                       Sale/Closure       Sale of
                                                                       Of Three Full      One Full-
                                                                          Service          Service       Other(c)      Pro Forma
                                                         Historical     Restaurants(a)    Restaurant(b)  --------      ---------
                                                         ----------     --------------    -------------
Sales
  Full-service restaurants                              $ 1,956,577     $   963,883     $   992,694    $      --       $      --
  Bagel bakeries                                          1,347,759            --              --             --         1,347,759
                                                         ----------      ----------      ----------     ----------      ----------

    Total sales                                           3,304,336         963,883         992,694           --         1,347,759

Cost of food and beverage                                 1,116,762         314,413         303,465           --           498,884
                                                         ----------      ----------      ----------     ----------      ----------

    Gross profit                                          2,187,574         649,470         689,229           --           848,875

Operating expenses (income)
  Labor and benefits                                      1,232,614         361,919         353,203           --           517,492
  Direct and occupancy                                    1,568,807         310,213         246,539           --         1,012,055
  General and administrative                                531,523           8,300           2,500           --           520,723
  Gain on sale of restaurants                              (521,563)           --              --          521,563            --
                                                         ----------      ----------      ----------     ----------      ----------
                                                          2,811,381         680,432         602,242        521,563       2,050,270
                                                         ----------      ----------      ----------     ----------      ----------

    Earnings (loss) from operations                        (623,807)        (30,962)         86,987       (521,563)     (1,201,395)

Other income (expense)
  Interest expense                                         (102,669)         (5,681)           --             --           (96,988)
  Investment income                                          14,868            --              --             --            14,868
        Other, net                                              317             254            --             --                63
                                                         ----------      ----------      ----------     ----------      ----------
                                                            (87,484)         (5,427)           --             --           (82,057)
                                                         ----------      ----------      ----------     ----------      ----------

   Earnings (loss) before inc. taxes and extra items       (711,291)        (36,389)         86,987       (521,563)     (1,283,452)

Income taxes                                                  2,550            --              --             --             2,550
                                                         ----------      ----------      ----------     ----------      ----------

    Loss before extraordinary items                        (713,841)        (36,389)         86,987       (521,563)     (1,286,002)

Extra. gain from the early extinguishment of debt          (340,248)           --              --          340,248            --
                                                         ----------      ----------      ----------     ----------      ----------
   Net earnings (loss)                                  $  (373,593)    $   (36,389)    $    86,987    $  (861,811)    $(1,286,002)
                                                         ----------      ----------      ----------     ----------      ----------
                                                         ----------      ----------      ----------     ----------      ----------

Net earnings (loss) per share-basic and diluted         $     (0.20)    $     (0.02)    $      0.05    $     (0.47)    $     (0.70)
                                                         ----------      ----------      ----------     ----------      ----------
                                                         ----------      ----------      ----------     ----------      ----------
 Weighted average number of shares outstanding
   during the period-basic and diluted                    1,848,064       1,848,064       1,848,064      1,848,064       1,848,064
                                                         ----------      ----------      ----------     ----------      ----------
                                                         ----------      ----------      ----------     ----------      ----------


     Notes:

     (a) To reflect the decrease in sales and costs and expenses for the twenty-six weeks ended December 27, 1998 related to the operations of the full-service restaurant closed in July 1998, the full-service restaurant sold in September 1998 and the full-service restaurant sold in November 1998.

     (b) To reflect the decrease in sales and costs and expenses for the twenty-six weeks ended December 27, 1998 related to the operations of the full-service restaurant sold in March 1999.

     (c) To reflect the elimination of the extraordinary gain from the early extinguishment of debt on the full-service restaurant closed in July 1998 and to reflect the elimination of the gain on sale of the full-service restaurant sold in September 1998 and the full-service restaurant sold in November 1998.